UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 21, 2006

                              Tropical PC, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                    000-52171            20-5220693
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             1107 E. Desert Inn Road, #5, Las Vegas, NV  89109
          ----------------------------------------------------------
                (Address of principal executive offices)

                              (702) 733-9361
                       ---------------------------
                       (Issuer's telephone number)

                                  DEZ, Inc.
              3415 Ocatillo Mesa Way, North Las Vegas, NV  89031
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

On December 21, 2006, Tropical PC, Inc., ("Tropical"), a Nevada Corporation and DEZ, Inc. ("DEZ"), a Nevada Corporation received from the Nevada Secretary of State the filed Articles of Merger combining the two companies. DEZ was purchased by Tropical on October 31, 2006. Pursuant to the Acquisition Agreement and Plan of Merger, Tropical acquired all the outstanding shares of common stock of DEZ, Inc. from its sole stockholder,whereby Tropical became the surviving corporation. The DEZ founder's shares were subsequently cancelled. See Current Report filed with the Commission on November 6, 2006 regarding the merger between DEZ, Inc. and Tropical.

The Company's Articles of Merger are attached hereto as Exhibit 3.3 and are incorporated herein by reference.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

         3.3* Articles of Merger, by and between Tropical PC, Inc. and DEZ, Inc. dated December 11, 2006.
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*This filing.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Tropical PC, Inc.
                                   (formerly DEZ, Inc.)
                             -------------------------------
                                      Registrant

                                By: /s/ Jorge Moreno
                                --------------------------------
                                 Name:  Jorge Moreno
                                 Title: President/Director

Dated:  December 21, 2006

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                                  Exhibit Index

(c)      Exhibits:

         3.3* Articles of Merger, by and between Tropical PC, Inc. and DEZ, Inc. dated December 11, 2006.


---------------------
*This filing.

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